UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	10/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

ANNUAL REPORT October 31, 2008

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2007, through October 31, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum,depressing investor sentiment, consumer confidence and business investment.These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation November 17, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2007, through October 31, 2008, as provided by John Jares, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2008, Dreyfus Growth and Income Fund produced a total return of –38.95% .1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of –36.08% for the same period.2 The Russell 1000 Growth Index, which more closely reflects the fund’s current composition, returned –36.95% for the period.3

The reporting period was plagued by a domestic economic slowdown and an intensifying financial crisis that derailed investor confidence and fueled sharp stock market declines. The fund produced lower returns than its primary benchmark, mainly due to disappointments stemming from our security selection and sector allocation strategies in the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk by investing primarily in domestic and foreign stocks.The portfolio managers create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks. In choosing securities, the portfolio managers use a “growth style” of investing as well as focusing on dividend paying stocks and other investments and investment techniques that provide income.The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. The portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. In selecting securities, the portfolio managers seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth and healthy financial profile, which measures the financial well-being of the company.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Downturn Derailed Stock Markets

A U.S. economic downturn and the intensification of turmoil in global credit markets were the primary drivers of negative stock market performance over the reporting period.Tighter credit conditions, sluggish consumer spending, rising unemployment and higher energy costs took their toll on companies across a broad range of market sectors. Although aggressive efforts by the Federal Reserve Board and, later in the reporting period, falling commodity prices appeared at times to stabilize financial markets, economic and credit conditions continued to deteriorate. By the reporting period’s end, the financial crisis had resulted in the failures of several large financial institutions, which prompted the federal government to intervene with a massive rescue effort in an attempt to thaw frozen credit markets.

Technology and Energy Sectors Detracted from Returns

Investor concerns regarding sluggish consumer and business spending forced stock prices of the fund’s information technology holdings, including technology giants Microsoft and Cisco Systems, to decline over the reporting period. Silicon wafer producer MEMC Electronic Materials suffered from ongoing operating problems and concerns surrounding customers’ ability to finance future projects, while video-game software manufacturer Electronic Arts was hurt by restructuring efforts, game-release delays and currency devaluation. Despite the success of its innovative products, Apple declined due to reduced earnings guidance and rumors regarding the health of its CEO. In addition, overweighted exposure to the information technology sector dampened relative performance.

An increase in the fund’s allocation to the energy sector proved to be poorly timed when oil prices began to retreat from their peaks, hurting integrated oil producers Exxon Mobil and Chevron. Natural gas producer Chesapeake Energy saw its stock price plummet when natural gas prices halved as production grew more rapidly than demand.

Our stock selection strategy in the health care sector also proved disappointing. Contract-research organization Pharmaceutical Product Development suffered amid concerns regarding earnings guidance, future bookings and current backlogs in clinical trials. Amylin Pharmaceuticals’ diabetes drug Byetta suffered sluggish sales trends, while the approval deadline of Byetta LAR was again extended.

However, there were some bright spots in this difficult market environ-ment.The fund’s cash position provided a positive contribution, as did an underweighted allocation to the hard-hit financials sector. Investments in the consumer discretionary sectors also fared relatively well, as Wal-Mart Stores and Family Dollar Stores benefited when cost-conscious consumers turned to less expensive goods. Positions in Apollo Group and DeVry University also added to performance, as education stocks tend to fare well during difficult economic times when individuals look to enhance their skills. In addition, unrealized unfounded concerns regarding the restricted availability of student loans had forced these stocks to more attractive valuations, providing the fund with favorable buying opportunities. Finally, restructuring within both firms helped to reduce costs and expand operating margins. Good timing in the purchase and sale of AT&T and Potash Corp. of Saskatchewan also bolstered the fund’s relative performance.

Focusing on Domestically Oriented Companies

As of the reporting period’s end, economic weakness has pervaded the global economy, including export markets.Therefore, we have intensified our focus on high-quality companies with greater exposure to domestic markets, particularly those driven by consumers; because energy prices have retreated from their peak, consumers may have more expendable income.We believe that such companies have probably sustained the bulk of losses for the current cycle, and they may be among the first to rebound when business fundamentals improve. In addition, because energy prices have retreated from their peak, consumers may have more expendable income. We may also consider gradually increasing the fund’s investments in high-quality companies in relatively economically sensitive industries, as we believe such companies may fare well when the economy begins to reverse course.

November 17, 2008

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/08
	1 Year	5 Years	10 Years

Fund	(38.95)%	(1.34)%	(0.34)%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/98 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2008 to October 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 4.20
Ending value (after expenses)	$688.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2008

Expenses paid per $1,000†	$ 5.03
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2008

Common Stocks—98.1%	Shares	Value ($)

Consumer Discretionary—10.4%
Accenture, Cl. A	76,950	2,543,197
Amazon.com	35,775 [a,b]	2,047,761
Apollo Group, Cl. A	63,588 [b]	4,420,002
Best Buy	87,507	2,346,063
Carnival	85,260	2,165,604
DeVry	25,139	1,425,130
GameStop, Cl. A	59,495 [b]	1,629,568
Gap	197,469	2,555,249
Home Depot	411,715	9,712,357
Limited Brands	158,201	1,895,248
News, Cl. A	597,900	6,361,656
Nordstrom	42,767 [a]	773,655
Omnicom Group	71,920	2,124,517
Safeway	103,804	2,207,911
Time Warner	309,680	3,124,671
Walt Disney	83,651	2,166,561
		47,499,150
Consumer Staples—12.9%
Avon Products	122,461	3,040,707
Cadbury, ADR	47,800	1,767,644
Clorox	30,558	1,858,232
CVS Caremark	215,143	6,594,133
Dean Foods	139,315 [a,b]	3,045,426
Estee Lauder, Cl. A	43,167	1,555,739
Johnson Controls	56,600	1,003,518
Kellogg	18,250	920,165
Kraft Foods, Cl. A	370,319	10,791,096
McDonald’s	26,980	1,562,951
PepsiCo	105,475	6,013,130
Philip Morris International	175,405	7,624,855
Procter & Gamble	47,657	3,075,783
Wal-Mart Stores	188,230	10,505,116
		59,358,495

Common Stocks (continued)	Shares	Value ($)

Energy—11.5%
Apache	14,211	1,169,992
Chevron	198,890	14,837,194
Devon Energy	51,210	4,140,841
Exxon Mobil	192,415	14,261,800
Hess	14,084	847,998
National Oilwell Varco	44,633 [b]	1,334,080
NRG Energy	86,190 [a,b]	2,003,917
Occidental Petroleum	39,740	2,207,160
Schlumberger	70,999	3,667,098
Transocean	19,462 [b]	1,602,306
Ultra Petroleum	66,395 [b]	3,090,687
XTO Energy	95,820	3,444,729
		52,607,802
Exchange Traded Funds—1.0%
iShares Russell 1000 Growth Index Fund	26,128 [a]	1,043,552
Standard & Poor’s Depository
Receipts (Tr. Ser. 1)	35,367 [a]	3,424,587
		4,468,139
Financial—14.8%
Aflac	22,700	1,005,156
Ameriprise Financial	40,840	882,144
Assurant	43,871	1,117,833
Bank of America	314,580	7,603,399
Charles Schwab	199,812	3,820,405
Chubb	67,600	3,503,032
Citigroup	304,860	4,161,339
Fidelity National Financial, Cl. A	173,900	1,566,839
Franklin Resources	68,360	4,648,480
Goldman Sachs Group	13,233	1,224,052
Janus Capital Group	148,214 [a]	1,740,032
JPMorgan Chase & Co.	332,261	13,705,766
Lincoln National	57,730	995,265
Marsh & McLennan Cos.	41,390	1,213,555

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
MetLife	94,710	3,146,266
Northern Trust	21,970	1,237,131
PNC Financial Services Group	65,060	4,337,550
Prudential Financial	19,850	595,500
Travelers Cos.	59,320	2,524,066
U.S. Bancorp	55,350	1,649,983
Unum Group	160,396	2,526,237
Wachovia	91,640	587,412
Wells Fargo & Co.	124,070	4,224,583
		68,016,025
Health Care—11.5%
Abbott Laboratories	266,198	14,680,820
Allergan	66,618	2,642,736
Baxter International	23,290	1,408,812
BioMarin Pharmaceutical	163,786 [a,b]	3,000,560
Covidien	77,071	3,413,475
Gilead Sciences	77,341 [b]	3,546,085
Invitrogen	76,073 [a,b]	2,190,142
Johnson & Johnson	44,853	2,751,283
Merck & Co.	109,850	3,399,857
Pfizer	114,650	2,030,451
Pharmaceutical Product Development	189,897	5,883,009
Thermo Fisher Scientific	56,115 [b]	2,278,269
Wyeth	167,663	5,395,395
		52,620,894
Industrial—8.9%
Deere & Co.	36,033	1,389,433
Dover	116,217	3,692,214
Eaton	49,730	2,217,958
Energy Conversion Devices	37,365 [a,b]	1,275,641
FedEx	26,205	1,713,021
General Electric	433,260	8,452,903

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Honeywell International	50,920	1,550,514
Lockheed Martin	19,240	1,636,362
Norfolk Southern	20,940	1,255,144
Precision Castparts	11,879	769,878
Union Pacific	68,881	4,599,184
Waste Management	385,702	12,045,473
		40,597,725
Information Technology—17.7%
Activision Blizzard	156,272 [b]	1,947,149
Adobe Systems	81,017 [b]	2,158,293
Agilent Technologies	93,099 [b]	2,065,867
Akamai Technologies	154,331 [b]	2,219,280
Altera	178,266 [a]	3,092,915
Apple	72,766 [b]	7,828,894
Autodesk	34,265 [b]	730,187
Automatic Data Processing	71,750	2,507,663
Broadcom, Cl. A	106,585 [b]	1,820,472
Cisco Systems	517,167 [b]	9,190,058
Electronic Arts	105,574 [b]	2,404,976
EMC	273,840 [b]	3,225,835
Google, Cl. A	11,386 [b]	4,091,673
Hewlett-Packard	127,098	4,865,311
Intel	347,043	5,552,688
Juniper Networks	65,270 [b]	1,223,160
KLA-Tencor	52,141	1,212,278
MEMC Electronic Materials	107,882 [b]	1,982,871
Microsoft	604,718	13,503,353
Oracle	172,545 [b]	3,155,848
QUALCOMM	84,606	3,237,026
Questar	46,190	1,591,707
Visa, Cl. A	32,034	1,773,082
		81,380,586

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Materials—2.6%
Air Products & Chemicals	19,980	1,161,437
Cliffs Natural Resources	13,774 [a]	371,760
Dow Chemical	48,680	1,298,296
Freeport-McMoRan Copper & Gold	48,414	1,408,847
Monsanto	37,966	3,378,215
Packaging Corp. of America	153,800	2,588,454
Praxair	29,212	1,903,162
		12,110,171
Telecommunication Services—2.5%
AT & T	365,422	9,782,347
Verizon Communications	14,860	440,896
Windstream	191,270	1,436,438
		11,659,681
Utilities—4.3%
Entergy	61,190	4,775,880
Exelon	93,280	5,059,507
FPL Group	85,340	4,031,462
Marathon Oil	53,750	1,564,125
Nokia, ADR	134,460	2,041,103
Southern	72,470 [a]	2,488,620
		19,960,697
Total Common Stocks
(cost $480,538,482)		450,279,365

Other Investment—1.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,313,000)	8,313,000 [c]	8,313,000

Investment of Cash Collateral
for Securities Loaned—4.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $20,382,124)	20,382,124 [c]	20,382,124

Total Investments (cost $509,233,606)	104.3%	478,974,489
Liabilities, Less Cash and Receivables	(4.3%)	(20,070,783)
Net Assets	100.0%	458,903,706

ADR—American Depository Receipts

a All or a portion of these securities are on loan. At October 31, 2008, the total market value of the fund’s securities on loan is $19,692,434 and the total market value of the collateral held by the fund is $20,382,124.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Information Technology	17.7	Money Market Investments	6.2
Financial	14.8	Utilities	4.3
Consumer Staples	12.9	Materials	2.6
Health Care	11.5	Telecommunication Services	2.5
Energy	11.5	Exchange Traded Funds	1.0
Consumer Discretionary	10.4
Industrial	8.9		104.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,692,434)—Note 1(b):
Unaffiliated issuers	480,538,482	450,279,365
Affiliated issuers	28,695,124	28,695,124
Cash		129,553
Receivable for investment securities sold		1,378,534
Dividends and interest receivable		439,869
Receivable for shares of Common Stock subscribed		20,578
Prepaid expenses		35,335
		480,978,358

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		378,351
Liability for securities on loan—Note 1(b)		20,382,124
Payable for investment securities purchased		1,079,828
Payable for shares of Common Stock redeemed		120,622
Accrued expenses		113,727
		22,074,652

Net Assets ($)		458,903,706

Composition of Net Assets ($):
Paid-in capital		628,686,875
Accumulated undistributed investment income—net		463,263
Accumulated net realized gain (loss) on investments		(139,987,315)
Accumulated net unrealized appreciation
(depreciation) on investments		(30,259,117)

Net Assets ($)		458,903,706

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		45,225,069
Net Asset Value, offering and redemption price per share ($)		10.15

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $8,136 foreign taxes withheld at source):
Unaffiliated issuers	8,291,806
Affiliated issuers	511,802
Income from securities lending	331,045
Total Income	9,134,653
Expenses:
Management fee—Note 3(a)	5,008,552
Shareholder servicing costs—Note 3(b)	1,355,577
Custodian fees—Note 3(b)	72,419
Professional fees	68,479
Directors’ fees and expenses—Note 3(c)	47,343
Prospectus and shareholders’ reports	32,788
Registration fees	26,941
Interest expense—Note 2	67
Miscellaneous	29,414
Total Expenses	6,641,580
Less—reduction in fees due to earnings credits—Note 1(b)	(50,352)
Net Expenses	6,591,228
Investment Income—Net	2,543,425

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(138,920,821)
Net unrealized appreciation (depreciation) on investments	(166,923,555)
Net Realized and Unrealized Gain (Loss) on Investments	(305,844,376)
Net (Decrease) in Net Assets Resulting from Operations	(303,300,951)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2008	2007

Operations ($):
Investment income—net	2,543,425	4,657,256
Net realized gain (loss) on investments	(138,920,821)	53,546,572
Net unrealized appreciation
(depreciation) on investments	(166,923,555)	65,461,198
Net Increase (Decrease) in Net Assets
Resulting from Operations	(303,300,951)	123,665,026

Dividends to Shareholders from ($):
Investment income—net	(2,038,947)	(4,697,404)
Net realized gain on investments	(53,558,667)	(88,329,495)
Total Dividends	(55,597,614)	(93,026,899)

Capital Stock Transactions ($):
Net proceeds from shares sold	11,974,678	18,984,846
Dividends reinvested	53,222,612	88,997,128
Cost of shares redeemed	(66,658,970)	(93,088,327)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,461,680)	14,893,647
Total Increase (Decrease) in Net Assets	(360,360,245)	45,531,774

Net Assets ($):
Beginning of Period	819,263,951	773,732,177
End of Period	458,903,706	819,263,951
Undistributed investment income—net	463,263	—

Capital Share Transactions (Shares):
Shares sold	853,307	1,148,151
Shares issued for dividends reinvested	3,345,738	5,589,509
Shares redeemed	(4,716,669)	(5,592,253)
Net Increase (Decrease) in Shares Outstanding	(517,624)	1,145,407

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	17.91	17.35	15.17	14.41	13.64
Investment Operations:
Investment income—net[a]	.05	.10	.12	.22	.09
Net realized and unrealized
gain (loss) on investments	(6.59)	2.57	2.21	.73	.78
Total from Investment Operations	(6.54)	2.67	2.33	.95	.87
Distributions:
Dividends from investment income—net	(.04)	(.10)	(.15)	(.19)	(.10)
Dividends from net realized
gain on investments	(1.18)	(2.01)	—	—	—
Total Distributions	(1.22)	(2.11)	(.15)	(.19)	(.10)
Net asset value, end of period	10.15	17.91	17.35	15.17	14.41

Total Return (%)	(38.95)	16.97	15.44	6.63	6.36

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	.96	1.01	.99	1.03
Ratio of net expenses
to average net assets	.99[b]	.96	1.01	.99[b]	1.03[b]
Ratio of net investment income
to average net assets	.38	.59	.72	1.45	.66
Portfolio Turnover Rate	131.78	74.43	123.60	72.21	48.04

Net Assets, end of period ($ x 1,000)	458,904	819,264	773,732	781,485	832,502

a Based on average shares outstanding at each month end. b Expense waivers and/or reimbursements amounted to less than .01%. See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2008,The Bank of New York Mellon earned $141,876 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended October 31, 2008.

As of and during the period ended October 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $463,263, accumulated capital losses $132,581,527 and unrealized depreciation $37,664,905.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2008 and October 31, 2007 were as follows: ordinary income $37,463,120 and $4,697,404 and long-term capital gains $18,134,494 and $88,329,495, respectively.

During the period ended October 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund decreased accumulated undistributed investment income-net by $41,215 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund had the ability to borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participated with other Dreyfus-managed funds in a $100 million unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Effective October 15, 2008, in connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the unsecured line of credit.

The average daily amount of borrowings outstanding under the lines of credit during the period ended October 31, 2008 was approximately $1,400 with a related weighted average annualized interest rate of 4.95% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2008, the fund was charged $698,149 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2008, the fund was charged $402,831 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2008, the fund was charged $50,352 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

the period ended October 31, 2008, the fund was charged $72,419 pursuant to the custody agreement.

During the period ended October 31, 2008, the fund was charged $6,203 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $294,091, custodian fees $16,517, chief compliance officer fees $1,973 and transfer agency per account fees $65,770.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2008, amounted to $861,003,470 and $895,576,466, respectively.

At October 31, 2008, the cost of investments for federal income tax purposes was $516,639,394; accordingly, accumulated net unrealized depreciation on investments was $37,664,905, consisting of $30,571,635 gross unrealized appreciation and $68,236,540 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 23, 2008

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 30.94% of the ordinary dividends paid during the fiscal year ended October 31, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,503,662 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also, the fund hereby designates $.4007 per share as a long-term capital gain distribution and $.7813 per share as a short-term capital gain distribution of the $1.1920 per share paid on December 11, 2007.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Fund 29

OFFICERS OF THE FUND (Unaudited)

The Fund 31

NOTES

For More Information

Dreyfus	Transfer Agent &
Growth and Income Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	MBSC Securities Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DGRIX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,404 in 2007 and $31,316 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $10,398 in 2008. These services consisted of security cunts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,977 in 2007 and $3,343 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2007 and $291 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2007 and $-0- in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,627,514 in 2007 and $7,879,835 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	December 19, 2008

By:	/s/ James Windels

James Windels,
Treasurer

Date:	December 19, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)